EXHIBIT 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: November 26, 2004
For Collection Period: October 2004
For Determination Date: November 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	56,792,848.59	87,410,907.00	9,589	144,203,755.59	144,203,755.59
(C) Collections (Regular Payments)	0.00	0.00	3,222,442.03	0.00	N/A	3,222,442.03	3,222,442.03
(D) Withdrawal from Payahead (Principal)	0.00	0.00	9,242.08	0.00	N/A	9,242.08	9,242.08
(E) Collections (Principal Payoffs)	0.00	0.00	3,478,682.29	0.00	299	3,478,682.29	3,478,682.29
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	287,176.29	0.00	14	287,176.29	287,176.29
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	26,028.13	0.00	N/A	26,028.13	26,028.13
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	0.00	49,769,277.77	87,410,907.00	9,276	137,180,184.77	137,180,184.77

(J) Certificate Factor	0.000000%	0.000000%	29.104841%	100.000000%	44.414652%	30.268509%	30.268509%

Notional Principal Balance: Class I
(K) Beginning							54,153,650.50
(L) Reduction							7,023,570.82
(M) Ending							47,130,079.68

Notional Principal Balance: Companion Component

(N) Beginning							90,050,105.09
(O) Reduction							—
(P) Ending							90,050,105.09

B. CASH FLOW RECONCILIATION							TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							7,882,316.44
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							12,248.55
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							9,242.08
2) allocable to interest							0.00
(D) ADVANCES							15,905.61
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							105,104.91
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00
TOTAL COLLECTIONS							8,024,817.59

C. TRUSTEE DISTRIBUTION							TOTAL

(A) TOTAL CASH FLOW							8,024,817.59
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							5,351.46
(E) SERVICING FEE (DUE AND UNPAID)							120,169.80
(F) Standby Servicing Fee (not to exceed $50,000)							3,000.00
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							138,195.93
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72
(L) Interest to “I” Certificate Holders, including Overdue							112,820.11
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							7,023,570.82
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							45,726.73
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additonal Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00
(W) EXCESS YIELD							313,750.02

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD
							ACCOUNT
(A) BEGINNING BALANCE							14,075,663.70
(B) ADDITIONS TO SPREAD AMOUNT							313,750.02
(C) INTEREST EARNED							18,118.81
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							479,336.49
(H) ENDING BALANCE							13,928,196.04

(I) REQUIRED BALANCE							13,596,327.21

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							331,868.83

Bay View Transaction Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: November 26, 2004
For Collection Period: October 2004
For Determination Date: November 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY		NUMBER	BALANCE

# PAYMENT DELINQUENCY
(A) 31-60		95	1,327,388.84
(B) 61-90		16	212,252.10
(C) TOTAL		111	1,539,640.94
(D) 90+ days		6	122,083.87

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		11	177,477.46
(B) AGGREGATE REPOSSESSIONS		516	10,072,005.76
(C) UNLIQUIDATED REPOSSESSIONS		22	379,201.34

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			75,554.96
(B) DEPOSIT			0.00
(C) WITHDRAWAL			9,242.08
(D) ENDING BALANCE			66,312.88

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
	BALANCE	BALANCE	%
MONTH
(A) CURRENT	1,539,640.94	137,180,184.77	1.1223%
(B) 1ST PREVIOUS	701,994.82	144,203,755.59	0.4868%
(C) 2ND PREVIOUS	646,759.37	151,930,264.79	0.4257%
(D) THREE MONTH ROLLING AVERAGE	962,798.38	144,438,068.38	0.6783%

I. CUMULATIVE DEFAULT RATE

	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	186,699.00
(B) Cumulative Defaulted Receivables (Prior Month)	12,777,853.55
(C) Cumulative Defaulted Receivables (Current Month)	12,964,552.55	453,210,907.00	2.86%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	313,204.42
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	105,104.91
(E) Prior Period Adjustment	—
(F) Net Losses current period	208,099.51
(G) Prior Period cumulative net losses	8,380,872.08
(H) Cumulative Net Losses (current period)	8,588,971.59	453,210,907.00	1.90%
(I) Total Defaults	186,699.00
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	93,349.50
(K) Cumulative net losses including 50% of defaults	8,682,321.09	453,210,907.00	1.92%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	181,547.38	137,180,184.77	0.13%

L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		4,252,080.65	8,048
(B) Total Payments (Current Month)		7,987,421.35	8,872
(C) Lockbox Payment Percentage			90.71%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			22,014
(C) Monthly BVAC net worth (at least $20MM)			62,694

N. WAC-Weighted Average Coupon			10.3641%
O. WAM-Weighted Average Maturity			46.51

/s/ Angelica Velisano Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Securitization Corp	APPROVED BY:	/s/ Lisa Staab Lisa Staab VP, Controller Bay View Acceptance Corp